PIMCO Variable Insurance Trust

Supplement dated March 10, 2009 to the Prospectuses dated May 1, 2008 for Administrative Class Shares and Advisor Class Shares of the RealEstateRealReturn Strategy Portfolio, for Administrative Class Shares, Advisor Class Shares, and Institutional Class Shares of the StocksPLUS® Total Return Portfolio, and for Administrative Class Shares and Institutional Class Shares of StocksPLUS® Growth and Income Portfolio

The Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”) has approved Plans of Liquidation for the RealEstateRealReturn Strategy Portfolio, the StocksPLUS Total Return Portfolio, and the StocksPLUS Growth and Income Portfolio (each a “Portfolio” and collectively the “Portfolios”) pursuant to which each Portfolio will be liquidated (each a “Liquidation” and collectively the “Liquidations”). The RealEstateRealReturn Strategy Portfolio and the StocksPLUS Total Return Portfolio will be liquidated on or about May 29, 2009, and the StocksPLUS Growth and Income Portfolio will be liquidated on or about July 17, 2009 (each a “Liquidation Date” and collectively the “Liquidation Dates”). The Liquidation Dates may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective May 1, 2009 for the RealEstateRealReturn Strategy Portfolio and the StocksPLUS Total Return Portfolio, and June 19, 2009 for the StocksPLUS Growth and Income Portfolio, the Portfolios will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other portfolios of the Trust.

Mechanics. In connection with the Liquidations, any shares of a Portfolio outstanding on its respective Liquidation Date will be automatically redeemed as of the close of business on such Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Portfolio has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Portfolio shareholders of record at the Liquidation Date. Additionally, each Portfolio must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Portfolios, intends to distribute substantially all of each Portfolio’s realized capital gains and net investment income prior to its Liquidation. PIMCO will bear all expenses in connection with the Liquidations.

Other Alternatives. At any time prior to a Portfolio’s Liquidation Date, shareholders of such Portfolio may redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases and Redemptions—Redeeming Shares” in the Prospectus. Shareholders may also exchange their Portfolio shares for shares of the same class of any other portfolio of the Trust available to shareholders.

U.S. Federal Income Tax Matters. Although the Liquidations are not expected to be taxable events for the Portfolios, for taxable shareholders, the automatic redemption of shares of the Portfolios on the Liquidation Dates will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until a Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in each Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidations.

If you have any questions regarding the Liquidations, please contact the Trust at 1-800-927-4648.

Investors Should Retain This Supplement For Future Reference